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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 30, 2003, except for Note 9 as to which the date is October 27, 2003, relating to the financial statements of Genitope Corporation, which appear in Genitope Corporation's Registration Statement on Form S-1 (No. 333-107719) dated October 29, 2003.

/s/  PricewaterhouseCoopers LLP

San Jose, California

November 12, 2003